Priority (Nasdaq: PRTH) Built for the Future of Payments October 2021 P R IO R IT Y T E C H N O L O G Y H O L D IN G S

P R IO R IT Y T E C H N O L O G Y H O L D IN G S DISCLAIMER Important Notice Regarding Forward-Looking Statements and Non-GAAP Measures This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about future financial and operating results, our plans, objectives, expectations and intentions with respect to future operations, products and services, and other statements identified by words such as “may,” “will,” “should,” “anticipates,” “believes,” “expects,” “plans,” “future,” “intends,” “could,” “estimate,” “predict,” “projects,” “targeting,” “potential” or “contingent,” “guidance,” “anticipates,” “outlook” or words of similar meaning. These forward-looking statements include, but are not limited to, the expected returns and other benefits of the merger of Priority Technology Holdings, Inc.’s (“Priority”, “we”, “our” or “us”) with Finxera Holdings, Inc. (“Finxera”) to shareholders, expected improvement in operating efficiency resulting from the merger, estimated expense reductions resulting from the transactions and the timing of achievement of such reductions, and our 2021 outlook and statements regarding our market and growth opportunities,. Such forward-looking statements are based upon the current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive risks, trends and uncertainties that could cause actual results to differ materially from those projected, expressed, or implied by such forward-looking statements. These forward-looking statements may include, but are not limited to, statements about the effects of the COVID-19 pandemic on our revenues and financial operating results. Our actual results could differ materially, and potentially adversely, from those discussed or implied herein. We caution that it is very difficult to predict the impact of known factors, and it is impossible for us to anticipate all factors that could affect our actual results. All forward-looking statements are expressly qualified in their entirety by these cautionary statements. You should evaluate all forward-looking statements made in this presentation in the context of the risks and uncertainties disclosed in our Securities and Exchange Commission (“SEC”) filings, including our Annual Report on Form 10-K and our Quarterly Report on Form 10-Q filed with the SEC on May 14, 2021 and August 16, 2021 , respectively. These filings are available online at www.sec.gov or www.PRTH.com. We caution you that the important factors referenced above may not contain all of the factors that are important to you. In addition, we cannot assure you that we will realize the results or developments we expect or anticipate or, even if substantially realized, that they will result in the consequences we anticipate or affect us or our operations in the way we expect. You are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance. The forward-looking statements included in this presentation are made only as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law. If we do update one or more forward-looking statements, no inference should be made that we will make additional updates with respect to those or other forward-looking statements. We qualify all of our forward-looking statements by these cautionary statements. Statements included in this presentation include non-GAAP financial measures, including: (i) Revenue Growth, (ii) EBITDA Growth Acceleration, (iii) Run-Rate PF Net Revenue, (iv) Run-Rate Organic PF Net Revenue Growth, (v) Integrated Revenue, (vi) Run-Rate PF Adj. EBITDA, (vii) PF Adj. EBITDA Growth, (viii) PF Adj. EBITDA Margins, (ix) PF Annual Free Cash Flow. Priority does not provide a reconciliation for projected non-GAAP financial measures to their comparable GAAP financial measures because it could not do so without unreasonable effort due to the unavailability of the information needed to calculate reconciling items. Priority does not believe that a GAAP reconciliation would provide meaningful supplemental information about the Priority’s outlook. Management believes that non-GAAP financial measures provide a greater understanding of ongoing performance and operations, and enhance comparability with prior periods. Non-GAAP financial measures should not be considered as an alternative to any measure of performance or financial condition as determined in accordance with GAAP, and investors should consider Priority’s performance and financial condition as reported under GAAP and all other relevant information when assessing its performance or financial condition. Non-GAAP financial measures have limitations as analytical tools, and investors should not consider them in isolation or as a substitute for analysis of the results or financial condition as reported under GAAP. Non-GAAP financial measures may not be comparable to non-GAAP financial measures presented by other companies. 2

PRIORITY TECHNOLOGY HOLDINGS

Priority is a leading digital payment company purpose built to monetize payment (or merchant) networks in Consumer, Commercial B2B, and Integrated Software verticals leveraging a single operating and compliance platform to collect, store and send money

PRIORITY OVERVIEW

- Priority Technology Holdings, Inc. (NASDAQ: PRTH), a technology company serving the payments industry with a single technology platform to collect, store and send money.
- Priority has built a reputation for delivering value to its customers, and our pioneering approach allows companies to focus on their core business while Priority handles the risk, underwriting, and all other aspects of making or taking payments. This approach relies on best-in-class technology and award-winning service along with unparalleled expertise in the payments space.

Priority's solutions are delivered via internally developed payment applications and services to the **Consumer Payments**, **Commercial Payments**, and **Integrated Partners** business segments

- **CONSUMER PAYMENTS**: Provides full-service payment processing and payment-enabled solutions for B2C transactions, leveraging Priority's proprietary software platform, distributed through ISOs, agents, banks, and ISVs
- **COMMERCIAL PAYMENTS**: Provides market-leading accounts payable automation software, payment processing and managed services to industry leading financial institutions (including Citi, MasterCard, and AMEX) and corporations
- **INTEGRATED PARTNERS**: Provides vertical-specific payment-enabled software solutions for high-growth markets that are early in the conversion to digital payments

Six Months Ended June 30, 2021PF BY SEGMENT (1,2)



($mm)
Consumer
Commercial
Integrated
$275
$36
$8
$231
$105
$32
$5
$68
$68
$24
$53
Revenue
Gross Profit
ADJ EBITDA

Adjusted EBITDA as % of Gross Profit: 65%

(1) Gross profit ("GP") is a non-GAAP measure defined as revenue less cost of revenue, including, but not limited to, processing and residual expenses.

(2) 2021 PF includes pro forma combined actual results for PRTH, Finxera, and Q2 2021 reseller acquisitions.

(3) Adjusted EBITDA is EBITDA adjusted for non-recurring expenses and non-cash stock-based compensation. Total Adjusted EBITDA includes $(9) of Corporate expense.

PRIORITY TECHNOLOGY HOLDINGS

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DRIVING THE CONVERGENCE OF PAYMENTS & BANKING

PAYMENTS

- Single payment API (credit, debit, ACH, digital currency)
- Full automated payables
- Card issuing (virtual card & physical plastics)
- Full settlement processing
- International payment processing

BANKING

- FDIC-insured bank account
- Nationwide money transmitter licenses
- Full master and sub account ledgering
- Proprietary CRM for consumer account management

Priority is a payments powerhouse with a single platform to collect, store, and send money

TURN-KEY CLOSED-LOOP PAYMENTS Gaming/Healthcare/Other	PAYMENT FACILITATION Supports All Systems on a Single Platform	ADJACENT SOFTWARE SOLUTIONS Integrates with 3rd-party Applications

FULL PAYMENT OPERATIONS AND TECHNOLOGY INTEGRATION ON A SINGLE OPERATIONAL SUPPORT PLATFORM THAT OPERATES AT SCALE

- Payment / banking infrastructure
- Underwriting & Risk Management
- Compliance (AML • BSA • FinCen • OFAC)
- Customer Service

PRIORITY TECHNOLOGY HOLDINGS
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PRIORITY BUSINESS OVERVIEW

Priority operates three main segments today: Consumer Payments, Commercial Payments + Integrated Partners

CONSUMER PAYMENTS

Full-service payment processing and payment-enabled solutions for B2C transactions

6th — Largest U.S. Non-bank Acquirer[1]

~$60B — Q2'21 Run-Rate Volume Processed

COMMERCIAL PAYMENTS

Core enterprise-level offering primarily consists of automated payables, B2B payments and managed service solutions

~50K — Suppliers Enrolled on Virtual Card

37 — Financial Institutions Supported

INTEGRATED PARTNERS

Vertical-specific, payment-enabled software and payment processing

- Healthcare — PAYRIGHT
- Real Estate — mri, LandlordStation
- Dining — e|tab, cumulus
- Consumer Finance — cftpay, payix

PRIORITY'S KEY PROPRIETARY TECHNOLOGY

MX PLATFORM

Storefront | Medical | Insights | Invoice | Retail | Connect

Platform for merchants and resellers to run their business more efficiently

CPX™ | ACH COM

Software for buyers and suppliers to ease reconciliation, reporting and payments

VORTEX API + CLOUD

Powerful API along with market-leading, vertical-specific software solutions

(1) Source: Nilson Reporting, March 2021

PRIORITY TECHNOLOGY HOLDINGS
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UNMATCHED RESOURCES TO MONETIZE MERCHANT NETWORKS

One Stop Shop for Taking + Making Payments + Managing Business/Consumer Operating Accounts

OMNI-CHANNEL REAL ESTATE PAYMENTS
Residential / Commercial / Vacation


Landlord
Tenant
Supplier
Property Management Software

- Collect Rent & Fees
- Deposit & Escrow Management
- AP Automation
- V-Card Supplier Payments

FULL-FUNCTION GIG / SOFTWARE
Gig Platform / Hospitality


EE/Gig Worker
Consumer
Gig Company / Software

- Supplier Payments
- Tips / Worker Payments
- Consumer Payments
- Employee / Gig Worker Account

TURN-KEY CLOSED-LOOP PAYMENTS
Gaming / Healthcare / Other


Card Holder
Merchant
Vertical ISV

- Funds Load
- Pre-Paid Card Payout
- E-Wallet Account
- Card Issuing Versatility

API INTEGRATION LAYER

PRIVATE CLOUD INFRASTRUCTURE +
TECHNOLOGY SUPPORT / FULL-SERVICE PAYMENT OPERATIONS (TO COLLECT, STORE & SEND MONEY)

PRIORITY TECHNOLOGY HOLDINGS
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UNIQUE TECHNOLOGY POSITIONED TO CAPITALIZE ON OTHER USE CASES

Powerful technology, loyal customer base and leverageable operating infrastructure to drive new revenue strategies and improve margins in existing platform and diversify into new, adjacent markets

PAYFAC-AS-A-SERVICE

- Proprietary payment facilitation/aggregation platform for all current software partners
- Simplified merchant onboarding & underwriting to drive merchant additions

$1 Trillion
Global Payment Volume Processed by PayFacs

INTERNATIONAL PROCESSING

- Full-stack integrated payments processor allowing for onboarding of international merchants
- Advanced APIs & connectors into international financial networks and BIN sponsors

$48 Billion
EMEA Credit Cards Payment Revenue

PAYOUTS

- Increased "push" disbursement capabilities and proprietary reconciliation engine
- Digital toolset to deliver omni-channel payments in multiple end markets

$8 Trillion
North America Disbursements

A2A, P2P + ACCOUNT VERIFICATION

- Capabilities allowing for the accounting and domicile of funds in named accounts
- Fund flows into and out of external accounts, distribution of lump sum payments and funds can be held or 'stored'

$56 Trillion
ACH Volume

BUY NOW PAY LATER

- Modern billing, compliance and monitoring capabilities to provide credit underwriting and transactional tools for installment consumer purchases
- Utilize visibility over account management to build advanced consumer credit profiles

$1 Trillion
North America eCommerce Sales

FINANCIAL SOLUTIONS

- Provide demand deposit account (DDA) offerings and digital banking applications
- Offer integrated general purpose reloadable (GPR) cards/bill pay solutions
- Additional potential revenue streams from ATM fees, overdraft fees, plan and maintenance fees

$4BN GPR & $5BN+DDA
U.S. Market Size

Sources: Aite Group, Center for Financial Services Innovation, Infinicept, McKinsey & Co., NACHA, Worldpay

PRIORITY TECHNOLOGY HOLDINGS
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P R IO R IT Y T E C H N O L O G Y H O L D IN G S $50 $62 $90 $9 $8 $46 PRTH ISV Sale ISV Acquisition $109 $116 $147 $11 $11 $62 PRTH ISV Sale ISV Acquisition $360 $392 $484 $12 $12 $67 PRTH ISV Sale ISV Acquisition 8 2019A 2020A 2021PF 2019A 2020A 2021PF $136(2) $70 $59 $550(2) $404 $372 NET REVENUE ($mm) ADJUSTED EBITDA (1) ($mm) (1) Adjusted EBITDA is EBITDA adjusted for non-recurring expenses and non-cash stock-based compensation. (2) 2021 PF is annualized First Half 2021 pro forma combined actual results for PRTH, Finxera, and Q2 acquisitions. Note: Historical financials include the results of RentPayment (a business component within the Integrated Partners Segment) for the period from acquisition in March, 2019 through sale in September, 2020. % of Gross Profit: 50% % of Gross Profit: 55% % of Gross Profit: 65% GROSS PROFIT 2019A 2020A 2021PF $119 $127 $209(2) ($mm) Gross Profit Margin: 32% Gross Profit Margin: 31% Gross Profit Margin: 38% STRONG HISTORICAL GROWTH POSITIONED TO ACCELERATE IN HIGH-MARGIN CHANNELS

P R IO R IT Y T E C H N O L O G Y H O L D IN G S 9 STRONG FINANCIAL PERFORMANCE with PEER VALUATION DISCOUNT ENTERPRISE VALUE MULTIPLE 1 (1) Enterprise Value divided by YTD Adjusted EBITDA through Q2 annualized. Square’s multiple of 101.4 is an extreme outlier and is not reflected above. Management calculations based on publicly available information. 9.8 27.9 21.3 15.8 23.8 15.8 16.6 - 5.0 10.0 15.0 20.0 25.0 30.0 Priority Repay Paya Paysafe Fiserv Global Payments FIS Enterprise Value / Annualized EBITDA ■ Revenue CAGR2: 16% ■ Adj. EBITDA CAGR2: 35% ■ Adj. EBITDA as % of Gross Profit: 65% ■ Gross Profit Margin: 38% ■ Free Cash Flow Yield4 ~45% ■ Recurring Net Revenue: ~94% PRTH KEY PERFORMANCE METRICS 3 (2) 3-year CAGR (3) Performance Metrics based on 2021 Pro Forma (4) Free cash flow is Adjusted EBITDA less cash interest, cash dividends, estimated cash taxes, and scheduled debt repayment

KEY TAKEAWAYS

- Built for the Future of Payments – Large Global Market Opportunity
- Scalable, Innovative Technology Platform – Low Capital Spending Needs
- Strong Revenue Growth & Significant Operating Leverage
- Diversified Payment Revenue Sources Balanced with Countercyclical and Early Cycle Assets
- Strong Financial Performance with Peer Valuation Discount
- Leadership Well Aligned with Shareholders – with Proven Track-Record Identifying Opportunities Ahead of Peers and Driving Results

PRIORITY TECHNOLOGY HOLDINGS
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P R IO R IT Y T E C H N O L O G Y H O L D IN G S Additional Resources P R IO R IT Y T E C H N O L O G Y H O L D IN G S 11 Annual Filing ■ Fiscal Year 2020 Quarterly Filings ■ Second Quarter 2021 10-Q ■ First Quarter 2021 10-Q Earnings Releases ■ Second Quarter 2021 ■ First Quarter 2021 Earnings Call Slides ■ Second Quarter 2021 ■ First Quarter 2021

PRIORITY TECHNOLOGY HOLDINGS

CONTACT

Chris Kettmann

INVESTOR RELATIONS

ckettmann@lincolnchurchilladvisors.com